New York Financial Community Meeting December 2, 2003

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Corporate Responsibility at NJR No SPEs or non-disclosed liabilities Independent Board of Directors Independent Corporate Governance Committee in place since 1996 Complete compliance with SEC certification process New internal committee to assist in process Active and engaged Audit Committee Highly rated by Institutional Shareholder Services

It all starts with integrity We know what we are and more importantly, what we are not Delivering consistent results is what we're all about Our Business Philosophy The ultimate test is sustained performance: NJR has produced an EPS CAGR of 7.8 percent over the last 10 years

Our Fundamental Strengths Service area demographics Disciplined capital allocation Strong financial profile Sensible wholesale energy services Regulatory collaboration Shareholder focus Commitment to performance We are focused on making the most of the excellent opportunities we have

2003: Another Tumultuous Year Natural Gas Prices Unpredictable Weather The Great Blackout Economic Worries

What is Reliability? Reliable (adj.) - dependable: able to be trusted to do what is expected or has been promised. Reliability means different things to each set of stakeholders Shareowners Customers Employees Regulators Communities

Setting the Standard The Standard for Reliability - Safe and Affordable Service Growth People Performance

Total Residential Bill ($/100 Therms) Safe & Affordable Service NJNG E-TOWN PSE&G SJG Jan. 1992 79.06 73.79 63.92 66.17 Jan. 1993 77.48 74.57 61.8 64.47 Jan. 1994 80.41 79.29 65.83 66.58 Jan. 1995 79.95 75.5 65.83 72.79 Jan. 1996 79.48 71.08 65.83 77.31 Jan. 1997 80.73 78.12 70.83 77.31 Jan. 1998 83.43 80.48 70.75 81.28 Jan. 1999 86.2 83.69 74.65 82.46 Jan. 2000 82.87 80.95 71.89 83.81 Jan. 2001 98.09 100.97 87.83 106.04 Jan. 2002 96.76 97.46 98.34 117.85 Feb. 2002 93.75 97.46 96.49 117.85 Nov. 2002 93.57 97.46 95.48 117.85 Mar. 2003 99.18 109.38 109.55 117.85 Sept. 2003 108.68 109.26 111.73 138.77 Oct. 2003 108.68 122.52 111.73 138.77 Nov. 2003 108.68 122.68 118.22 138.77

Disciplined Capital Allocation New Customer 21.8 System Integrity 30 Other Utility 9.2 Non-Utility 18.9 Economic value-added process Margin from new customers must cover associated capital costs System integrity targeted to depreciation level Higher fiscal 2004 spending due mainly to pipeline integrity/Picatinny Fiscal 2004E: $79.9 million Capital Expenditures Safe & Affordable Service

Planned Financing Activities Internal Generation Bonus depreciation $12 million new tax-exempt New Jersey Economic Development Authority Debt $3.9 million sale-leaseback of meters Private Placements NJR $25 million NJNG $35 million DRIP Proceeds Short-term debt Bank Facilities CP Program Safe & Affordable Service

Avoiding Traditional Base Rate Cases A key part of our strategy Base rate cases are expensive, time-consuming & antagonistic Encourages employees to be more creative Fosters more productive relationships with regulators Benefits all stakeholders Over the last 10 years, NJNG has: Added nearly 116,000 new customers Invested over $475 million in new capital NJNG has not filed a traditional base rate case in over 10 years, and has no plans for future base rate case filings Safe & Affordable Service

Our Service Area Rapidly growing customer base Primarily residential and small commercial customers Outlook is for consistent growth NYC Phila. Atlantic City Growth

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1999 397 2000 410 2001 423 2002 434 2003 444 2004E 455 Margin and Customer Growth Customer growth generates approximately $6.5 million of new margin annually NJNG captures 95 percent of new construction Mix of conversion and new customers enhance profitability 1,266 customers added natural gas heat to their existing service in fiscal 2003 Growth

Preliminary 23426 Final 28375 Conceptual 10670 Pending 3752 Pending Preliminary Final Conceptual Non Heat 10800 On Main 46809 Off main 82551 New Customers = 66,223 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 140,160 Future Market Potential Growth Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies

Since 1992, off-system sales and capacity management margins have generated over $205 million in savings for customers and $51.1 million ($1.22 per share) for shareowners A Deregulation Success Story 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 19 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 5 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 $29 $24 Capturing Value for Customers and Shareowners Wholesale Growth

Future Sources of Growth Ocean Peaking Power Picatinny Arsenal Lakehurst Naval Station Smart Growth Distributed Generation New Sources of Growth

Energy Services NJR Energy Services is a growing earnings contributor Asset-based business activity: Storage and marketing Fuel management Portfolio optimization Wholesale 2000 0.11 2001 0.15 2002 0.24 2003 0.42 We use our market knowledge to generate growing returns with manageable risk New Sources of Growth

Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Selected fee-based services Trade around assets "Assets" consist of transportation and storage capacity Physical assets reduce risk Our assets require less long-term capital The collapse of large energy trading businesses has created more opportunities New Sources of Growth

Disciplined risk management guidelines Limited open positions = low VAR Strict internal controls Credit procedures in place Daily compliance monitoring by financial department Minimal mark-to-market income (less than 1 percent) Trader compensation not based on sales volumes or revenues Netting agreements reduce potential credit risk Managing Risk Business not built on "Beating the NYMEX" New Sources of Growth

Located in Owego, NY 11.9 Bcf high-deliverability storage capacity Connects to Tennessee Gas Pipeline NJRES is the marketing agent for Stagecoach 10-year term began April 1, 2002 NJRES compensation: Management fees and incentives Stagecoach Storage New Sources of Growth

Our Assets and Skills Create New Opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002 62 92 5 0 332 2003 75 31 5 0 311 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 We have grown profitably in new markets Total Energy Deliveries 491 422 Fiscal Year New Sources of Growth

Appliance service contracts Duct cleaning Sales and installations Service contract enhancements Home Services NJR is consistently developing new, low-risk opportunities New Sources of Growth

Corporate Citizenship & Valuing Employees VISION Environmental Commitment Assistance Programs Energy For Education Senior Citizen Outreach Speakers' Bureau Energy Conservation Home Ownership Program Economic Development CO Detector Program NJR University Incentive Programs Helping People

Regulatory Partnerships By partnering with our regulators, NJNG has been able to: Avoid filing for traditional base rate increases Use the competitive energy marketplace to benefit both customers and shareowners Open new markets and offer customers new choices Focus on Governor's energy policies Incentives for distributed generation service class approved Reliability, growth, energy efficiency, environmental and renewal initiatives being developed Smart Growth initiative Working with our regulators is a two-way street Helping People

Regulatory Issues Resolved Incentives Off-system sales/capacity management and FRM programs extended for three years Capacity Reduction and Portfolio Enhancement Program extended through April 30, 2004 New pilot storage incentive approved Ongoing discussions regarding new incentives WNC Modified weather-normalization clause to reflect updated margin impact of weather variances Will consider Commodity Pooling Pilot Programs Helping People

Improved Productivity The cost of adding a new customer has declined over 20 percent, while O&M productivity has improved by 20 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin Performance

Productivity & Incentives Virtually every employee is a shareowner Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee Performance

SJI NUI CIV PEG FE NJR 4.31 3.13 2.94 1.37 1.37 0.77 BPU Inquiries per 1,000 Customers NJNG achieved its 11th consecutive year of having the best customer satisfaction rate in New Jersey Customer Satisfaction Fiscal 2003 Performance

Fiscal 2003: Customer and margin growth Colder-than- normal weather Profitable wholesale energy services 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 Consistent Earnings Growth Fiscal Year Earnings Per Share NJR has achieved earnings growth for 12 consecutive years 10-year CAGR: 7.8 percent Performance

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1998 1999 2000 2001 2002 2003 2004 1.09 1.12 1.15 1.17 1.2 1.24 1.3 Nine increases in eight years Indicated annualized rate of $1.30 in 2004, a 4.8 percent increase 1997 1998 1999 2000 2001 2002 2003 0.72 0.7 0.67 0.63 0.6 0.57 0.51 * Effective January 2, 2004 * Dividends per Share Payout Ratio Dividend Rate and Payout Ratio Recent tax law changes further enhance attractiveness Performance

Share Repurchases Program implemented in September 1996 One of the first programs implemented in the utility industry 2 million shares authorized; 1.6 million repurchased since inception 46,900 shares repurchased in fiscal 2003 A strong financial profile has allowed for open market repurchase of shares Performance

Common Equity 418941 Debt 446147 Credit Rating: Moody's Aa3 S&P A+ NJNG S&P 7.7 2.6 NJNG S&P "A+"- rated Company Average 7.6 2.9 NJNG S&P 0.49 0.46 Ratios as of 12 months ended September 30, 2003 Strong Financial Profile Performance

Focused strategy Excellent core business Profitable customer growth High customer satisfaction Excellent regulatory relations Disciplined wholesale strategy Strong financial profile Consistent financial performance NJR Peer Group S&P 500 5 Years 0.126 0.047 0.015 Summary: Strong Fundamentals September 30, 2003

Appendix: Gross Margin Gross margin is a non-GAAP measure. Gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. NJNG believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

New York Financial Community Meeting December 2 ,2003